united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22483

Copeland Trust

(Exact name of Registrant as specified in charter)

Eight Tower Bridge, 161 Washington St., Suite #1325 Conshohocken, PA 19428

(Address of principal executive offices) (Zip code)

Ultimus Fund Solutions, LLC, 80 Arkay Drive Suite 10, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: (631) 470-2619

Date of fiscal year end: 11/30

Date of reporting period: 11/30/23

Item 1. Reports to Stockholders.

Copeland
Dividend Growth Fund
Class A Shares: CDGRX
Class C Shares: CDCRX
Class I Shares: CDIVX

Copeland
SMID Cap Dividend Growth Fund
Class A Shares: CSDGX
Class I Shares: CSMDX

Copeland
International Small Cap Fund
Class A Shares: CISAX
Class I Shares: CSIIX

Annual Report
November 30, 2023

Investor Information: 1-888-9-COPELAND

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC Member FINRA

Copeland Dividend Growth Fund
Annual Report
November 30, 2023

Dear Fellow Shareholders,

Copeland Capital Management is pleased to review the performance of the Copeland Dividend Growth Fund for the fiscal year ended November 30, 2023. Unless otherwise stated herein, all data and statistics that follow are as of November 30, 2023.

During the twelve-month period, the Class I shares of the Fund (net of expenses) delivered a 5.1% return versus the 12.6% gain registered by the Russell 3000 Index® and the 13.8% advance posted by the S&P 500 Index®. Anecdotally, the S&P 500 Equal Weighted Index®, which is not weighted by market capitalization, advanced 1.5% during the period, reflective of the outsized performance of mega - capitalization technology stocks relative to the broader market. Equities have been bolstered by the elixir of strong economic data combined with softening inflation figures. To wit, unemployment dipped to 3.7% in November from 3.9% the previous month. November retail sales grew 4.1% versus the prior year. Core CPI remained steady at 4.0%. Hopes for a soft landing have taken center stage.

Our stock selection in the Healthcare sector bolstered Fund returns while those in the Materials sector were a drag. While the typical Healthcare stock slipped over 4% during the year, our average holding rose in excess of 7%. Contributing to the outperformance was injectable drug manufacturer, West Pharmaceutical Services (WST, 1.3% of holdings at period end) which rose a sharp 50% during the period as sales and earnings expectations rebounded. Entering the period, demand for the company’s drug packaging products, used in the delivery of biologics, were depressed as Covid vaccine and therapeutics volumes fell. Ultimately, demand for biologics continued to grow, supported by a strong new launch pipeline across the industry. A second standout performer, Technology sector constituent Broadcom (AVGO, 2.4% of holdings at period end), advanced 72% during the period alongside a broad recovery in semiconductor stocks. The rebound was likely driven by stabilization in the industry, which can be largely attributed to increased demand related to artificial intelligence (AI) computing requirements. In particular, Broadcom’s networking related products should benefit from increased AI demand. Further, Apple renewed a multi-billion-dollar agreement with Broadcom for the manufacture of critical wireless chips. Finally, the company successfully closed on its $69 billion acquisition of VMware on November 22, 2023.

On the downside, and reflective of our relative underperformance in the Materials sector, Fund holding Albemarle (ALB, 0.0% of holdings at period end) was the worst performer in the Fund, falling over 50% while we held a position in the company. Albemarle, a leading producer of lithium compounds that are largely used in the electric vehicle (EV) market, retreated as lithium prices fell during the period. High lithium price levels in late 2022 encouraged more industry production, just as demand growth slowed due to lower government subsidies and oversupply in the EV market. Financials sector constituent, Truist Financial (TFC, 0.0% of holdings at period end) dipped over 38% while we held a position in the shares. Following its merger with BB&T in late 2019, Truist struggled to generate the savings management initially expected from the deal. Compounding the challenges, the stock came under additional pressure early in 2023 as investors worried that the collapse of Silicon Valley Bank and other banks would cause aggressive deposit outflows and severe margin compression, thus forcing Truist to raise expensive capital. While the contagion concern receded, the company’s inability to capture merger synergies, in concert with ongoing depressed net interest margins, led Copeland to sell the Fund’s position.

Regardless of the future path taken by the equity market, we at Copeland remain intently focused on the long-term prospects of companies held in the Fund, with a particular emphasis on the capacity of each to continue to grow its dividend over time. We continue to favor companies that we believe retain noteworthy competitive advantages in their respective industries, generate steady and growing cash flows, and are overseen by management teams with capital allocation discipline and an eye on the shareholder. Should a recession unfold in the year ahead, you may rest assured knowing that our Dividend Growth investment approach has historically provided significant downside protection during challenging economic environments.

Thank you for the confidence you have placed in Copeland and for your investment in the Copeland Dividend Growth Fund.

The views and opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed. The Fund holdings discussed herein are for informational purposes only and should not be perceived as investment recommendations by Copeland Capital Management. Holdings are subject to change, may not represent current holdings and are subject to risk. Performance data quoted here represents past performance. Past performance is no guarantee of future results. The return quoted reflects fee waivers and expense reimbursements in effect and would have been lower in their absence. Current performance may be lower or higher than the performance quoted above. The risks of investing in the Copeland Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to that fund’s latest prospectus.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. The S&P 500® Index is a market-capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy. The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The S&P 500® Equal Weight Index (EWI) is the equal-weight version of the widely used S&P 500. The index includes the same constituents as the capitalization weighted S&P 500, but each company in the S&P 500 EWI is allocated a fixed weight - or 0.2% of the index total at each quarterly rebalance.

8275-NLD-12202023

Copeland SMID Cap Dividend Growth Fund
Annual Report
November 30, 2023

Dear Fellow Shareholders,

Copeland Capital Management is pleased to review the performance of the Copeland SMID Cap Dividend Growth Fund for the fiscal year ended November 30, 2023. Unless otherwise stated herein, all data and statistics that follow are as of November 30, 2023.

During the twelve-month period ended November 30, 2023, Class I shares of the Fund (net of expenses) delivered a +2.8% return, versus the -0.3% decline of the Russell 2500 Index®. Markets continued to be volatile during the period, with a select few large capitalizations stocks, particularly in the Technology sector, dominating on the upside. Meanwhile, smaller capitalization stocks more accurately reflected continued fears about the economy and rising interest rates. The U.S. Federal Reserve continued its tightening campaign, raising the target interest rate from 4.0% to 5.5% during the period. Many assume that smaller companies have greater difficulty handling the tighter credit conditions and more expensive borrowing costs that developed during the period. While that generally may be true, we believe that our focus on free cash flow generating dividend growth stocks, less burdened by leverage, has been a significant advantage in this environment.

We believe that the portfolio’s exposure to both growth and value characteristics, always amongst dividend growth companies, has a positive impact on our consistency of returns. While the prior fiscal year was led by value stocks, this year was much more fruitful for growth stocks, as reflected in the top returning holdings in the portfolio. Technology holding Universal Display Corporation (OLED, 1.8% at period end), the dominant provider of OLED technology and materials used in displays found in smartphones and televisions, rebounded significantly in this backdrop. While a decline in consumer electronics spending led to lower earnings for the company during the period, its long-term prospects were enhanced through better penetration into the market for laptops, touchpads and automotive displays. In addition, the company should benefit from innovative new materials that can expand the content within each display sold. Wingstop (WING, 2.1% at period end) side-stepped the cost inflation that challenged many restaurants during the period, as chicken wing prices moderated. As a result, while competitors sought aggressive price hikes, Wingstop captured market share even while improving margins. Finally, the rapidly increasing demand for weight loss drugs and the continued declines suffered among many speculative biotechnology stocks caused Healthcare to be the worst performing sector during the period. Dividend growth companies tend to be more resilient during such periods of turmoil, and the strong performance of medical device and facilities stocks in the portfolio was particularly beneficial during the period.

Headwinds were found in the Real Estate sector, where rising rates were most likely to raise interest expenses and restrain growth opportunities. NexPoint Residential Trust (NXRT, 0.0% at period end) was pressured as rent increases moderated across its Sun Belt apartment properties. However, we expect that regional population growth and the widening gap between the cost of a home mortgage relative to a rental apartment should be supportive of demand. Monro Inc (MNRO, 0.0% at period end), a leading provider of automotive repair and tire services, struggled with higher labor costs and weaker consumer demand for more expensive tires. TTEC Holdings (TTEC, 0.0% at period end) provides call center services and customer interaction technology. Some of the company’s customers in the discretionary sector reduced their volumes as consumer spending weakened during the period. The positions in TTEC and MNRO were sold prior to period end as the companies failed to raise their dividends.

Regardless of the future path taken by the equity market, we at Copeland remain intently focused on the long-term prospects of companies held in the Fund, with a particular emphasis on the capacity of each to continue to grow its dividend over time. We continue to favor companies that we believe retain noteworthy competitive advantages in their respective industries, are cash generative, and are overseen by management teams with capital allocation discipline and an eye on the shareholder. By owning a diversified portfolio of such companies, we hope to deliver better than benchmark returns over time, but with less volatility than is typically found when owning SMID Cap stocks. Should a recession unfold in the year ahead, you may rest assured knowing that our Dividend Growth investment approach has historically provided significant downside protection during challenging economic environments.

Thank you for the confidence you have placed in Copeland and for your investment in the Copeland SMID Cap Dividend Growth Fund.

The views and opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed. The Fund holdings discussed herein are for informational purposes only and should not be perceived as investment recommendations by Copeland Capital Management. Holdings are subject to change, may not represent current holdings and are subject to risk. Performance data quoted here represents past performance. Past performance is no guarantee of future results. The return quoted reflects fee waivers and expense reimbursements in effect and would have been lower in their absence. Current performance may be lower or higher than the performance quoted above. The risks of investing in the Copeland Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to that fund’s latest prospectus.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. The Russell 2500 Index is comprised of the bottom 2500 companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

8275-NLD-12202023

Copeland International Small Cap Dividend Growth Fund
Annual Report
November 30, 2023

Dear Fellow Shareholders,

Copeland Capital Management is pleased to review the performance of the Copeland International Small Cap Dividend Growth Fund for the period ended November 30, 2023. Unless otherwise stated herein, all data and statistics that follow are as of November 30, 2023.

During the twelve-month period ended November 30, 2023, Class I shares of the Fund delivered a 3.4% return, which compares to a 5.7% return of the MSCI World Ex USA Small Cap Index®. International markets proved to be volatile during the period, with smaller capitalization stocks impacted by continuing fears regarding the state of the global economy and rising interest rates. The U.S. Federal Reserve continued its tightening campaign, raising the target interest rate from 4.0% to 5.5% during the period. Most central banks followed the Federal Reserve’s lead in raising rates over the past year. Germany’s target interest rate increased from 2.5% to 4.5% while the Bank of England hiked rates from 3.50% to 5.25% during the period. While the Bank of Japan opted not to raise its negative policy rate of -0.10%, the central bank loosened its Yield Curve Control policy, enabling yields on 10-Year Japanese Government Bonds to rise during 2023. Meanwhile, China’s economic climate fared worse than most developed economies owing to its impaired real estate market and weakening consumer sentiment. Hong Kong equities and Japanese export-oriented stocks, two segments with above-average exposure to China, were among the casualties. High-quality companies continued to lag the value-oriented market climate that persisted in 2023, although to a lesser extent than during 2022, when global interest rates first began to rise. The Fund modestly lagged the benchmark during the period given the stylistic headwinds.

Favorable stock selection within the Consumer Staples and Real Estate sectors was the highest contributor to the Fund’s relative performance. The strategy benefited from the overall reopening of the economy post the pandemic. The Fund’s holding in Inter Parfums (IPAR, 1.3% at period end), a leading perfume company headquartered in France and New York, was a notable beneficiary. It enjoyed meaningful margin expansion and sales growth, with an additional boost from a few newly acquired perfume brands. Real Estate was a positive contributor to Fund returns given the strategy’s focus on companies operating with low leverage and strong growth opportunities, even in a higher interest-rate environment. One example is Montea (MONT-BRU, 1.6% at period end) which is a leading industrial real estate developer with high earnings visibility for the next three years. The company’s excellent balance sheet also positions them well to take advantage of the distress in the current real estate marketplace.

The Fund’s selections within the Industrials and Energy sectors were a drag on performance. This was exemplified by Fullcast Holdings (4848-JP, 0.7% at period end), a Japanese human resource outsourcing company. Fullcast saw a decline in earnings due to moderating sales in their dispatching business, which previously benefited from COVID-related demand, and an increase in social insurance premiums imposed by the government. The Fund’s energy holdings suffered from some profit taking after two strong years of returns. Tourmaline Oil (TOU-CA, 1.2% at period end), Canada’s leading independent producer of natural gas, was a laggard during the period in large part owing to the decline in natural gas prices. Nonetheless, we remain optimistic about the stock given the company’s ongoing dividend hikes, healthy balance sheet, and exposure to increasing demand for exported liquified natural gas.

Regardless of future equity market trends overseas, we at Copeland remain intently focused on the long-term prospects of companies held in the Fund, with a particular emphasis on the capacity of each to deliver ongoing dividend growth over time. We continue to favor companies that we believe retain noteworthy competitive advantages in their respective industries, are cash generative, and are overseen by management teams with capital allocation discipline and an eye on the shareholder. By owning a diversified portfolio of such companies, we hope to deliver better than benchmark returns over time, but with less volatility than is typically found when owning international small cap stocks. Should a recession unfold in the year ahead, you may rest assured knowing that our Dividend Growth investment approach has historically provided significant downside protection during challenging economic environments.

Thank you for the confidence you have placed in Copeland and for your investment in the Copeland International Small Cap Dividend Growth Fund.

The views and opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed. The Fund holdings discussed herein are for informational purposes only and should not be perceived as investment recommendations by Copeland Capital Management. Holdings are subject to change, may not represent current holdings and are subject to risk. Performance data quoted here represents past performance. Past performance is no guarantee of future results. The return quoted reflects fee waivers and expense reimbursements in effect and would have been lower in their absence. Current performance may be lower or higher than the performance quoted above. The risks of investing in the Copeland Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to that fund’s latest prospectus.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. The MSCI World ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States). With 2,423 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country. DM countries in this index include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

8275-NLD-12202023

Copeland Dividend Growth Fund
Portfolio Review (Unaudited)
November 30, 2013 through November 30, 2023

Performance of a $10,000 Investment (as of November 30, 2023)

Average Annualized Total Returns as of November 30, 2023	One Year	Five Year	Ten Year
Copeland Dividend Growth Fund:
Class A
Without sales charge	4.95%	4.90%	5.88%
With sales charge +	(1.07)%	3.66%	5.25%
Class C	4.15%	4.11%	5.09%
Class I	5.13%	5.07%	6.05%
S&P 500 Index	13.84%	12.51%	11.82%
Russell 3000 Index	12.61%	11.77%	11.19%

+	Adjusted for initial maximum sales charge of 5.75%.

The S&P 500 Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The performance and returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption of Fund shares. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end please call toll-free 1-888-9-COPELAND (1-888-926-7352). Additional information can be found by visiting our website, www.copelandfunds.com. The Fund’s gross annual operating expense ratio, as stated in the current prospectus, is 1.99%, 2.74%, and 1.76%, for Class A, Class C, and Class I shares, respectively, and its net annual operating expense ratio is 1.20%, 1.95%, and 1.05%, for Class A, Class C, and Class I shares, respectively. These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights section of this report. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2024, to ensure that total annual fund operating expenses after fee deferral and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.20%, 1.95% and 1.05% for Class A, Class C and Class I shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been deferred or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment.

Copeland SMID Cap Dividend Growth Fund
Portfolio Review (Unaudited)
February 27, 2017* through November 30, 2023

Performance of a $10,000 Investment (as of November 30, 2023)

Total Returns as of November 30, 2023	One Year	Five Year	Since Inception Class I *	Since Inception Class A *
Copeland SMID Cap Dividend Growth Fund:
Class I	2.75%	7.51%	7.89%	—
Class A
Without sales charge	2.46%	—	—	7.53%
With sales charge +	(3.41)%	—	—	6.20%
Russell 2500 Total Return Index	(0.25)%	6.91%	6.91%	7.04%

*	Class I shares commenced operations February 27, 2017. Class A commenced operations February 11, 2019

+	Adjusted for initial maximum sales charge of 5.75%.

The Russell 2500 Total Return Index is comprised of the smallest 2500 companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The performance and returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption of Fund shares. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end please call toll-free 1-888-9-COPELAND (1-888-926-7352). Additional information can be found by visiting our website, www.copelandfunds.com. The Fund’s gross annual operating expense ratio, as stated in the current prospectus is 2.03% and 1.73% for Class A and Class I shares, respectively, and its net annual operating expense ratio is 1.20% and 0.95% for Class A and Class I shares, respectively. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report. The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2024, to ensure that total annual fund operating expenses after fee deferral and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.20% and 0.95% for Class A and Class I shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been deferred or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment.

Copeland International Small Cap Fund
Portfolio Review (Unaudited)
December 27, 2021* through November 30, 2023

Performance of a $10,000 Investment (as of November 30, 2023)

Total Returns as of November 30, 2023	One Year	Since Inception*
Copeland International Small Cap Fund:
Class I	3.37%	(10.47)%
Class A
Without sales charge	3.37%	(10.47)%
With sales charge +	(2.61)%	(13.19)%
MSCI World ex USA Small Cap Net Index	5.73%	(8.26)%

*	The Fund commenced operations December 28, 2021.

+	Adjusted for initial maximum sales charge of 5.75%.

The MSCI World ex USA Small Cap Net Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States). With 2,555 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The performance and returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption of Fund shares. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end please call toll-free 1- 888-9-COPELAND (1-888-926-7352). Additional information can be found by visiting our website, www.copelandfunds.com. The Fund’s gross annual operating expense ratio, as stated in the current prospectus is 34.90% and 28.11% for Class A and Class I shares, respectively, and its net annual operating expense ratio is 1.23% and 0.98% for Class A and Class I shares, respectively. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report. The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2024, to ensure that total annual fund operating expenses after fee deferral and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.23% and 0.98% for Class A and Class I shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been deferred or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment.

COPELAND DIVIDEND GROWTH FUND
SCHEDULE OF INVESTMENTS
November 30, 2023

Shares		Value
	COMMON STOCKS — 99.1%
	APPAREL & TEXTILE PRODUCTS - 1.6%
6,051	NIKE, Inc., Class B	$667,244

	ASSET MANAGEMENT - 5.8%
1,896	Ameriprise Financial, Inc.	670,255
813	BlackRock, Inc.	610,750
14,269	Brookfield Infrastructure Corporation, Class A	443,195
6,882	Hamilton Lane, Inc., Class A	673,404
		2,397,604
	BEVERAGES - 1.6%
2,800	Constellation Brands, Inc., Class A	673,372

	BIOTECH & PHARMA - 2.8%
867	Eli Lilly and Company	512,432
3,594	Zoetis, Inc.	634,952
		1,147,384
	CHEMICALS - 3.1%
2,438	Air Products and Chemicals, Inc.	659,601
2,185	Sherwin-Williams Company (The)	609,178
		1,268,779
	COMMERCIAL SUPPORT SERVICES - 2.8%
5,310	Insperity, Inc.	604,012
4,299	Waste Connections, Inc.	582,471
		1,186,483
	CONSTRUCTION MATERIALS - 1.4%
2,077	Carlisle Companies, Inc.	582,412

	DATA CENTER REIT - 1.3%
668	Equinix, Inc.	544,427

	ELECTRIC UTILITIES - 1.4%
9,970	NextEra Energy, Inc.	583,345

	ELECTRICAL EQUIPMENT - 2.7%
6,123	Amphenol Corporation, Class A	557,132

The accompanying notes are an integral part of these financial statements.

COPELAND DIVIDEND GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023

Shares		Value
	COMMON STOCKS — 99.1% (Continued)
	ELECTRICAL EQUIPMENT - 2.7% (Continued)
6,394	Otis Worldwide Corporation	$548,541
		1,105,673
	ENGINEERING & CONSTRUCTION - 1.4%
3,594	Tetra Tech, Inc.	568,391

	HEALTH CARE FACILITIES & SERVICES - 5.4%
7,026	Ensign Group, Inc. (The)	752,274
1,553	UnitedHealth Group, Inc.	858,763
7,279	US Physical Therapy, Inc.	618,933
		2,229,970
	HOUSEHOLD PRODUCTS - 1.5%
4,823	Inter Parfums, Inc.	603,647

	INDUSTRIAL INTERMEDIATE PROD - 1.1%
2,077	Valmont Industries, Inc.	456,047

	INSTITUTIONAL FINANCIAL SERVICES - 1.3%
6,556	Morgan Stanley	520,153

	INSURANCE - 1.5%
4,479	Allstate Corporation (The)	617,520

	LEISURE FACILITIES & SERVICES - 4.1%
4,588	Churchill Downs, Inc.	531,153
1,608	Domino’s Pizza, Inc.	631,766
4,985	Starbucks Corporation	495,011
		1,657,930
	LEISURE PRODUCTS - 1.2%
6,394	Brunswick Corporation	504,295

	MACHINERY - 1.0%
1,752	Nordson Corporation	412,316

The accompanying notes are an integral part of these financial statements.

COPELAND DIVIDEND GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023

Shares		Value
	COMMON STOCKS — 99.1% (Continued)
	MEDICAL EQUIPMENT & DEVICES - 5.6%
2,637	Danaher Corporation	$588,867
3,757	ResMed, Inc.	592,591
2,872	STERIS plc	577,100
1,481	West Pharmaceutical Services, Inc.	519,476
		2,278,034
	OFFICE REIT - 1.3%
4,732	Alexandria Real Estate Equities, Inc.	517,681

	OIL & GAS PRODUCERS - 4.6%
3,450	Cheniere Energy, Inc.	628,418
4,281	Diamondback Energy, Inc.	661,028
15,587	Northern Oil and Gas, Inc.	583,266
1	Pioneer Natural Resources Company	232
		1,872,944
	PUBLISHING & BROADCASTING - 1.4%
4,046	Nexstar Media Group, Inc.	574,249

	REAL ESTATE SERVICES - 0.7%
23,282	eXp World Holdings, Inc.	281,945

	RESIDENTIAL REIT - 1.2%
6,954	Equity LifeStyle Properties, Inc.	494,429

	RETAIL - CONSUMER STAPLES - 3.6%
2,727	Casey’s General Stores, Inc.	751,016
1,210	Costco Wholesale Corporation	717,215
		1,468,231
	RETAIL - DISCRETIONARY - 2.8%
1,752	Home Depot, Inc. (The)	549,234
4,479	Ross Stores, Inc.	583,973
		1,133,207
	SEMICONDUCTORS - 7.1%
1,048	Broadcom, Inc.	970,165
1,156	Monolithic Power Systems, Inc.	634,320

The accompanying notes are an integral part of these financial statements.

COPELAND DIVIDEND GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023

Shares		Value
	COMMON STOCKS — 99.1% (Continued)
	SEMICONDUCTORS - 7.1% (Continued)
7,911	Power Integrations, Inc.	$604,480
4,136	Universal Display Corporation	699,811
		2,908,776
	SOFTWARE - 4.4%
1,264	Intuit, Inc.	722,325
2,167	Microsoft Corporation	821,098
1,409	Paycom Software, Inc.	255,959
		1,799,382
	SPECIALTY FINANCE - 2.7%
13,366	Air Lease Corporation	518,467
6,286	Discover Financial Services	584,598
		1,103,065
	STEEL - 0.8%
1,174	Reliance Steel & Aluminum Company	323,155

	TECHNOLOGY HARDWARE - 4.2%
4,624	Apple, Inc.	878,329
2,601	Motorola Solutions, Inc.	839,785
		1,718,114
	TECHNOLOGY SERVICES - 13.3%
1,806	Accenture plc, Class A	601,651
6,448	Booz Allen Hamilton Holding Corporation	806,837
3,179	Broadridge Financial Solutions, Inc.	616,154
3,450	CDW Corporation	727,536
975	FactSet Research Systems, Inc.	442,124
3,522	Jack Henry & Associates, Inc.	558,906
1,300	MSCI, Inc.	677,105
6,177	TransUnion	362,713
2,745	Visa, Inc., Class A	704,587
		5,497,613
	TRANSPORTATION & LOGISTICS - 1.0%
2,113	JB Hunt Transport Services, Inc.	391,476

The accompanying notes are an integral part of these financial statements.

COPELAND DIVIDEND GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023

Shares		Value
	COMMON STOCKS — 99.1% (Continued)
	WHOLESALE - DISCRETIONARY - 1.4%
1,698	Pool Corporation	$589,749

	TOTAL COMMON STOCKS (Cost $32,490,158)	40,679,042

	SHORT-TERM INVESTMENT — 0.8%
	MONEY MARKET FUND - 0.8%
321,845	Northern Institutional Treasury Portfolio, 5.21% (Cost $321,845)(a)	321,845

	TOTAL INVESTMENTS - 99.9% (Cost $32,812,003)	$41,000,887
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%	49,751
	NET ASSETS - 100.0%	$41,050,638

MSCI	- Morgan Stanley Capital International

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

(a)	Rate disclosed is the seven day effective yield as of November 30, 2023.

Portfolio Composition as of November 30, 2023 (Unaudited)
Sector *	Percent of Net Assets
Technology	29.0%
Health Care	13.8%
Financials	11.3%
Consumer Discretionary	11.1%
Industrials	10.0%
Consumer Staples	6.7%
Materials	5.3%
Energy	4.5%
Real Estate	4.5%
Utilities	1.5%
Communications	1.4%
Short-Term Investment	0.8%
Other Assets in Excess of Liabilities	0.1%
Net Assets	100.0%

*	No industry represents more than 25% of the Fund’s assets.

The accompanying notes are an integral part of these financial statements.

COPELAND SMID CAP DIVIDEND GROWTH FUND
SCHEDULE OF INVESTMENTS
November 30, 2023

Shares		Value
	COMMON STOCKS — 98.0%
	AEROSPACE & DEFENSE - 1.0%
2,924	Huntington Ingalls Industries, Inc.	$693,046

	ASSET MANAGEMENT - 5.1%
31,098	Brookfield Infrastructure Corporation, Class A	965,904
17,580	Cohen & Steers, Inc.	1,028,254
13,973	Hamilton Lane, Inc., Class A	1,367,258
11,657	Kennedy-Wilson Holdings, Inc.	132,307
		3,493,723
	BANKING - 4.3%
26,997	Bank OZK	1,130,095
46,362	Home BancShares, Inc.	1,028,309
13,062	Prosperity Bancshares, Inc.	787,769
		2,946,173
	BIOTECH & PHARMA - 1.3%
29,807	Perrigo Company plc	907,921

	CABLE & SATELLITE - 1.1%
1,367	Cable One, Inc.	727,353

	CHEMICALS - 2.5%
39,983	Element Solutions, Inc.	838,044
4,974	Quaker Houghton	889,301
		1,727,345
	COMMERCIAL SUPPORT SERVICES - 5.6%
21,605	ABM Industries, Inc.	885,589
33,072	GFL Environmental, Inc.	949,166
10,404	Insperity, Inc.	1,183,456
4,556	UniFirst Corporation	786,366
		3,804,577
	CONSTRUCTION MATERIALS - 1.5%
3,759	Carlisle Companies, Inc.	1,054,061

	ELECTRICAL EQUIPMENT - 3.8%
14,011	BWX Technologies, Inc.	1,093,278

The accompanying notes are an integral part of these financial statements.

COPELAND SMID CAP DIVIDEND GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023

Shares		Value
	COMMON STOCKS — 98.0% (Continued)
	ELECTRICAL EQUIPMENT - 3.8% (Continued)
17,390	Cognex Corporation	$655,603
3,721	Littelfuse, Inc.	866,249
		2,615,130
	ENGINEERING & CONSTRUCTION - 1.6%
7,062	Tetra Tech, Inc.	1,116,855

	FORESTRY, PAPER & WOOD PRODUCTS - 1.4%
8,657	UFP Industries, Inc.	949,067

	GAS & WATER UTILITIES - 1.1%
7,974	Chesapeake Utilities Corporation	762,314

	HEALTH CARE FACILITIES & SERVICES - 8.2%
1,785	Chemed Corporation	1,012,095
18,264	Encompass Health Corporation	1,190,265
13,897	Ensign Group, Inc. (The)	1,487,952
6,797	Quest Diagnostics, Inc.	932,752
10,897	US Physical Therapy, Inc.	926,572
		5,549,636
	HOUSEHOLD PRODUCTS - 1.4%
7,594	Inter Parfums, Inc.	950,465

	INDUSTRIAL INTERMEDIATE PROD - 1.6%
4,837	Valmont Industries, Inc.	1,062,060

	INDUSTRIAL REIT - 1.7%
19,781	Terreno Realty Corporation	1,129,693

	INSURANCE - 2.8%
7,594	Globe Life, Inc.	935,049
2,696	Kinsale Capital Group, Inc.	943,870
		1,878,919

The accompanying notes are an integral part of these financial statements.

COPELAND SMID CAP DIVIDEND GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023

Shares		Value
	COMMON STOCKS — 98.0% (Continued)
	INTERNET MEDIA & SERVICES - 1.4%
23,580	Shutterstock, Inc.	$1,035,399

	LEISURE FACILITIES & SERVICES - 6.4%
9,113	Churchill Downs, Inc.	1,055,012
2,696	Domino’s Pizza, Inc.	1,059,231
23,162	Travel + Leisure Company	825,494
5,847	Wingstop, Inc.	1,405,386
		4,345,123
	LEISURE PRODUCTS - 1.5%
13,252	Brunswick Corporation	1,045,185

	MACHINERY - 2.9%
4,253	Nordson Corporation	1,000,901
7,518	Standex International Corporation	1,006,059
		2,006,960
	MEDICAL EQUIPMENT & DEVICES - 3.3%
18,719	LeMaitre Vascular, Inc.	986,491
5,582	STERIS plc	1,121,647
6,223	Stevanato Group SpA	164,225
		2,272,363
	OIL & GAS PRODUCERS - 6.0%
5,245	Chord Energy Corporation	850,424
14,087	Civitas Resources, Inc.	967,636
18,605	Matador Resources Company	1,076,857
31,857	Northern Oil and Gas, Inc.	1,192,090
		4,087,007
	PUBLISHING & BROADCASTING - 1.4%
6,683	Nexstar Media Group, Inc.	948,518

	REAL ESTATE SERVICES - 1.0%
54,449	eXp World Holdings, Inc.	659,377

The accompanying notes are an integral part of these financial statements.

COPELAND SMID CAP DIVIDEND GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023

Shares		Value
	COMMON STOCKS — 98.0% (Continued)
	RETAIL - CONSUMER STAPLES - 1.8%
4,556	Casey’s General Stores, Inc.	$1,254,722

	RETAIL - DISCRETIONARY - 1.6%
8,404	Dick’s Sporting Goods, Inc.	1,093,360

	SELF-STORAGE REITS - 1.6%
27,894	CubeSmart	1,109,065

	SEMICONDUCTORS - 4.7%
19,896	Kulicke & Soffa Industries, Inc.	1,025,042
12,492	Power Integrations, Inc.	954,514
7,214	Universal Display Corporation	1,220,608
		3,200,164
	SOFTWARE - 0.5%
3,278	Concentrix Corporation	308,099

	SPECIALTY FINANCE - 1.3%
23,124	Air Lease Corporation	896,980

	STEEL - 2.1%
5,164	Reliance Steel & Aluminum Company	1,421,443

	TECHNOLOGY SERVICES - 9.3%
10,708	Booz Allen Hamilton Holding Corporation	1,339,892
6,607	Broadridge Financial Solutions, Inc.	1,280,569
2,278	FactSet Research Systems, Inc.	1,032,982
6,151	Jack Henry & Associates, Inc.	976,102
3,759	Morningstar, Inc.	1,065,150
12,037	TransUnion	706,813
		6,401,508
	TELECOMMUNICATIONS - 1.4%
14,505	Cogent Communications Holdings, Inc.	926,289

The accompanying notes are an integral part of these financial statements.

COPELAND SMID CAP DIVIDEND GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023

Shares		Value
	COMMON STOCKS — 98.0% (Continued)
	TRANSPORTATION & LOGISTICS - 1.3%
5,050	Landstar System, Inc.	$871,883

	TRANSPORTATION EQUIPMENT - 1.2%
15,454	Allison Transmission Holdings, Inc.	826,480

	WHOLESALE - DISCRETIONARY - 1.3%
2,620	Pool Corporation	909,979

	TOTAL COMMON STOCKS (Cost $63,507,228)	66,988,242

	SHORT-TERM INVESTMENT — 1.6%
	MONEY MARKET FUND - 1.6%
1,075,314	Northern Institutional Treasury Portfolio, 5.21% (Cost $1,075,314)(a)	1,075,314

	TOTAL INVESTMENTS - 99.6% (Cost $64,582,542)	$68,063,556
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%	253,631
	NET ASSETS - 100.0%	$68,317,187

PLC	Public Limited Company

REIT	Real Estate Investment Trust

(a)	Rate disclosed is the seven day effective yield as of November 30, 2023.

Portfolio Composition as of November 30, 2023 (Unaudited)
Sector	Percent of Net Assets
Industrials	19.0%
Technology	14.5%
Financials	13.5%
Health Care	12.8%
Consumer Discretionary	10.8%
Materials	7.6%
Energy	6.0%
Communications	5.3%
Real Estate	4.2%
Consumer Staples	3.2%
Short-Term Investment	1.6%
Utilities	1.1%
Other Assets in Excess of Liabilities	0.4%
Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

COPELAND INTERNATIONAL SMALL CAP FUND
SCHEDULE OF INVESTMENTS
November 30, 2023

Shares		Value
	COMMON STOCKS — 99.1%
	Australia - 4.5%
759	Lifestyle Communities Ltd.	$8,373
1,870	Steadfast Group Ltd.	6,959
3,406	Ventia Services Group Pty Ltd.	6,757
		22,089
	Belgium - 4.2%
266	Azelis Group N.V.	5,960
94	Montea N.V.	8,142
237	Warehouses De Pauw CVA	6,659
		20,761
	Canada - 14.5%
195	Brookfield Infrastructure Corporation	6,060
144	Canadian Apartment Properties REIT	4,906
585	Crescent Point Energy Corporation	4,117
474	Freehold Royalties Ltd.	4,866
121	Granite Real Estate Investment Trust	6,126
784	InterRent Real Estate Investment Trust	6,985
175	Stella-Jones, Inc.	10,075
345	TMX Group Ltd.	7,450
91	Toromont Industries Ltd.	7,344
130	Tourmaline Oil Corporation	6,293
1,015	Whitecap Resources, Inc.	7,018
		71,240
	Cayman Islands - 0.8%
6,251	Fu Shou Yuan International Group Ltd.	4,074

	Denmark - 1.2%
138	Sydbank A/S	6,065

	France - 2.5%
38	Teleperformance	5,332
22	Virbac SA	6,873
		12,205
	Germany - 4.9%
194	AIXTRON SE	7,064

The accompanying notes are an integral part of these financial statements.

COPELAND INTERNATIONAL SMALL CAP FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023

Shares		Value
	COMMON STOCKS — 99.1% (Continued)
	Germany - 4.9% (Continued)
340	Hensoldt AG	$8,944
119	Scout24 A.G.	8,291
		24,299
	Greece - 2.1%
637	OPAP S.A.	10,185

	Italy - 6.0%
126	Interpump Group SpA	5,870
4,261	Iren SpA	9,470
181	Recordati Industria Chimica e Farmaceutica SpA	8,716
210	Stevanato Group SpA	5,542
		29,598
	Japan - 27.3%
295	Asics Corporation	10,574
1,275	Chiba Bank Ltd. (The)	9,568
58	Cosmos Pharmaceutical Corporation	6,122
218	Fujimi, Inc.	4,313
285	FULLCAST Holdings Company Ltd.	3,694
99	Goldwin, Inc.	7,740
122	Hamamatsu Photonics KK	4,824
209	Information Services International-Dentsu Ltd.	6,942
308	Internet Initiative Japan, Inc.	5,528
337	JCU Corporation	8,999
46	Maruwa Company Ltd.	9,264
1,007	Mitsubishi UFJ Lease & Finance Company Ltd.	6,569
309	Miura Company Ltd.	5,994
291	Nakanishi, Inc.	4,722
406	Nippon Gas Company Ltd.	6,137
130	Nissan Chemical Corporation	4,745
390	Rohto Pharmaceutical Company Ltd.	8,160
259	Strike Co., Ltd.	6,797
190	Taiyo Yuden Company Ltd.	4,933
154	Takeuchi Manufacturing Company Ltd.	4,524

The accompanying notes are an integral part of these financial statements.

COPELAND INTERNATIONAL SMALL CAP FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023

Shares		Value
	COMMON STOCKS — 99.1% (Continued)
	Japan - 27.3% (Continued)
459	Zeon Corporation	$4,269
		134,418
	Netherlands - 1.2%
73	Euronext N.V.	6,059

	Norway - 1.1%
129	Kongsberg Gruppen ASA	5,539

	Spain - 1.4%
112	Viscofan S.A.	6,875

	Sweden - 1.8%
391	Sagax AB	8,872

	Switzerland - 1.6%
332	SIG Combibloc Group A.G.	7,749

	United Kingdom - 20.2%
1,800	Advanced Medical Solutions Group plc	4,589
1,556	Bytes Technology Group plc	10,659
2,133	Chemring Group plc	8,503
7,219	Coats Group plc	6,036
198	Diploma plc	8,418
323	Halma PLC	8,716
703	Hilton Food Group plc	6,570
1,150	Pets at Home Group PLC	4,644
702	RS GROUP plc	6,642
1,627	RWS Holdings plc	4,992
1,001	Treatt plc	5,778
742	UNITE Group PLC (The)	9,126
382	WH Smith plc	6,129
701	YouGov plc	9,225
		100,027

The accompanying notes are an integral part of these financial statements.

COPELAND INTERNATIONAL SMALL CAP FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023

Shares		Value
	COMMON STOCKS — 99.1% (Continued)
	United States - 3.8%
164	Air Lease Corporation	$6,362
49	Inter Parfums, Inc.	6,133
37	Universal Display Corporation	6,259
		18,754

	TOTAL COMMON STOCKS (Cost $493,851)	488,809

	SHORT-TERM INVESTMENT — 3.3%
	MONEY MARKET FUND - 3.3%
16,233	Northern Institutional Treasury Portfolio, 5.21% (Cost $16,233)(a)	16,233

	TOTAL INVESTMENTS - 102.4% (Cost $510,084)	$505,042
	LIABILITIES IN EXCESS OF OTHER ASSETS - (2.4)%	(11,623)
	NET ASSETS - 100.0%	$493,419

(a)	Rate disclosed is the seven day effective yield as of November 30, 2023.

Portfolio Composition as of November 30, 2023 (Unaudited)
Country	Percent of Net Assets
Japan	27.3%
United Kingdom	20.3%
Canada	14.4%
United States	7.1%
Italy	6.0%
Germany	4.9%
Australia	4.5%
Belgium	4.2%
France	2.5%
Greece	2.1%
Sweden	1.8%
Switzerland	1.6%
Spain	1.4%
Denmark	1.2%
Netherlands	1.2%
Norway	1.1%
Cayman Island	0.8%
Liabilities in Excess of Other Assets	(2.4)%
Total	100.0%

The accompanying notes are an integral part of these financial statements.

Copeland Trust
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2023

		Copeland SMID	Copeland
	Copeland Dividend	Cap Dividend	International
	Growth Fund	Growth Fund	Small Cap Fund
Assets:
Investments, at Cost	$32,812,003	$64,582,542	$510,084
Investments in Securities, at Market Value	$41,000,887	$68,063,556	$505,042
Foreign Cash (Cost $0, $0, $23)	—	—	23
Dividends and Interest Receivable	59,613	120,196	1,379
Receivable for Securities Sold	—	143,293	—
Due from Investment Adviser	19,022	96,254	14,302
Receivable for Fund Shares Sold	—	63,220	—
Prepaid Expenses and Other Assets	54,777	39,872	28
Total Assets	41,134,299	68,526,391	520,774

Liabilities:
Payable for Securities Purchased	—	151,276	—
Payable for Fund Shares Redeemed	38,282	30,218	—
Accrued Audit Fees	20,052	15,350	9,500
Accrued Distribution Fees	9,971	370	—
Payable to Related Parties	1,454	2,696	11,200
Other Accrued Expenses	13,902	9,294	6,655
Total Liabilities	83,661	209,204	27,355

Net Assets	$41,050,638	$68,317,187	$493,419

Composition of Net Assets:
At November 30, 2023, Net Assets consisted of:
Paid-in-Capital	$31,636,111	$66,064,432	$581,241
Accumulated Earnings/(Deficit)	9,414,527	2,252,755	(87,822)
Net Assets	$41,050,638	$68,317,187	$493,419

Class A Shares:
Net Assets	$13,667,238	$1,679,685	$8

Shares Outstanding (no par value; unlimited number of shares authorized)	1,113,694	120,393	1

Net Asset Value and Redemption Price Per Share*	$12.27	$13.95	$7.86	+
Offering Price Per Share (NAV/$0.9425) Includes a Maximum Sales Charge of 5.75%	$13.02	$14.80	$8.34

Class C Shares:
Net Assets	$8,993,706

Shares Outstanding (no par value; unlimited number of shares authorized)	784,458

Net Asset Value, Offering Price and Redemption Price Per Share*	$11.46

Class I Shares:
Net Assets	$18,389,694	$66,637,502	$493,411

Shares Outstanding (no par value; unlimited number of shares authorized)	1,519,639	4,740,710	62,754

Net Asset Value, Offering Price and Redemption Price Per Share*	$12.10	$14.06	$7.86

*	The Funds charge a 1.00% fee on shares redeemed less than 30 days after purchase or if shares held less than 30 days are redeemed for failure to maintain a balance that meets the minimum requirements listed in the Funds’ Prospectus.

+	NAV may not recalculate due to rounding.

The accompanying notes are an integral part of these financial statements.

Copeland Trust
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 2023

		Copeland SMID	Copeland
	Copeland Dividend	Cap Dividend	International
	Growth Fund	Growth Fund	Small Cap Fund
Investment Income:
Dividend Income	$768,450	$1,152,772	$12,123
Interest Income	6,381	41,990	612
Less: Foreign Taxes Withholding	(6,282)	(10,205)	(2,173)
Total Investment Income	768,549	1,184,557	10,562

Expenses:
Investment Advisory Fees	344,766	431,610	3,404
Distribution Fees - Class C	97,002	—	—
Distribution Fees - Class A	35,880	4,356	—
Chief Compliance Officer Fees	88,329	110,831	840
Trustees’ Fees	62,200	62,218	1,689
Administration Fees	57,544	59,286	28,567
Registration & Filing Fees	45,334	26,900	502
Legal Fees	39,131	56,529	433
Fund Accounting Fees	39,025	39,779	33,085
Transfer Agent Fees	25,634	33,637	1,001
Audit Fees	20,361	15,690	9,024
Custody Fees	19,138	30,891	14,442
Non-Rule 12b-1 Shareholder Service Fees	14,859	1,573	—
Shareholder Service Fees - Class I	14,572	43,784	—
Insurance Expense	14,144	13,166	63
Printing Expense	5,722	8,130	415
Miscellaneous Expenses	—	—	1,802
Total Expenses	923,641	938,380	95,267
Less: Fees Waived by Adviser	(332,494)	(386,832)	(3,404)
Less: Other Expenses Reimbursed by Adviser	—	—	(87,582)
Net Expenses	591,147	551,548	4,281
Net Investment Income	177,402	633,009	6,281

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gain (Loss) on:
Securities	3,128,440	(217,111)	(16,235)
Foreign Currency Transactions	(12)	—	(23)
	3,128,428	(217,111)	(16,258)
Net Change in Unrealized Appreciation (Depreciation) on:
Securities	(1,325,634)	619,697	18,081
Foreign Currency Transactions	—	—	(20)
	(1,325,634)	619,697	18,061
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	1,802,794	402,586	1,803

Net Increase in Net Assets Resulting From Operations	$1,980,196	$1,035,595	$8,084

The accompanying notes are an integral part of these financial statements.

Copeland Dividend Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	November 30, 2023	November 30, 2022
Operations:
Net Investment Income	$177,402	$349,457
Net Realized Gain on Investments	3,128,428	906,824
Net Change in Unrealized Depreciation on investments	(1,325,634)	(4,047,251)
Net Increase (Decrease) in Net Assets Resulting From Operations	1,980,196	(2,790,970)

Distributions to Shareholders From:
Total Distributions Paid
Class A	(944,442)	(2,057,408)
Class C	(619,122)	(1,592,846)
Class I	(1,662,393)	(3,889,176)
Total Distributions to Shareholders	(3,225,957)	(7,539,430)

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued	330,424	925,192
Distributions Reinvested	888,358	1,889,194
Cost of Shares Redeemed	(2,712,831)	(2,772,802)
Total Class A Shares	(1,494,049)	41,584
Class C
Proceeds from Shares Issued	22,821	16,948
Distributions Reinvested	612,576	1,568,802
Cost of Shares Redeemed	(1,971,518)	(2,288,082)
Redemption Fees	—	4
Total Class C Shares	(1,336,121)	(702,328)
Class I
Proceeds from Shares Issued	606,406	73,412
Distributions Reinvested	1,631,212	3,820,604
Cost of Shares Redeemed	(8,599,935)	(6,614,708)
Redemption Fees	166	—
Total Class I Shares	(6,362,151)	(2,720,692)
Total Beneficial Interest Transactions	(9,192,321)	(3,381,436)

Decrease in Net Assets	(10,438,082)	(13,711,836)

Net Assets:
Beginning of Year	51,488,720	65,200,556
End of Year	$41,050,638	$51,488,720

Share Activity:
Class A
Shares Issued	28,181	73,444
Distributions Reinvested	78,269	139,424
Shares Redeemed	(229,133)	(224,571)
Total Activity Class A Shares	(122,683)	(11,703)
Class C
Shares Issued	2,061	1,472
Distributions Reinvested	57,357	122,563
Shares Redeemed	(178,936)	(196,711)
Total Activity Class C Shares	(119,518)	(72,676)
Class I
Shares Issued	51,131	5,974
Distributions Reinvested	146,035	285,759
Shares Redeemed	(740,598)	(544,731)
Total Activity Class I Shares	(543,432)	(252,998)

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	November 30, 2023	November 30, 2022
Operations:
Net Investment Income	$633,009	$558,873
Net Realized Loss on Investments	(217,111)	(309,069)
Net Change in Unrealized Appreciation (Depreciation) on Investments	619,697	(2,066,348)
Net Increase (Decrease) in Net Assets Resulting From Operations	1,035,595	(1,816,544)

Distributions to Shareholders From:
Total Distributions Paid
Class A	(61,549)	(13,327)
Class I	(1,752,207)	(2,360,113)
Total Distributions to Shareholders	(1,813,756)	(2,373,440)

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued	711,357	1,543,686
Distributions Reinvested	57,815	13,327
Cost of Shares Redeemed	(740,960)	(127,520)
Redemption Fees	61	19
Total Class A Shares	28,273	1,429,512
Class I
Proceeds from Shares Issued	33,692,413	21,843,716
Distributions Reinvested	1,660,663	2,131,974
Cost of Shares Redeemed	(15,564,594)	(7,747,664)
Redemption Fees	2,009	1,656
Total Class I Shares	19,790,491	16,229,682

Total Beneficial Interest Transactions	19,818,764	17,659,194

Increase in Net Assets	19,040,603	13,469,210

Net Assets:
Beginning of Year	49,276,584	35,807,374
End of Year	$68,317,187	$49,276,584

Share Activity:
Class A
Shares Issued	51,450	113,959
Distributions Reinvested	4,423	869
Shares Redeemed	(53,797)	(9,561)
Total Activity Class A Shares	2,076	105,267
Class I
Shares Issued	2,403,369	1,540,114
Distributions Reinvested	126,479	138,530
Shares Redeemed	(1,134,467)	(575,776)
Total Activity Class I Shares	1,395,381	1,102,868

The accompanying notes are an integral part of these financial statements.

Copeland International Small Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	November 30, 2023	November 30, 2022 *
Operations:
Net Investment Income	$6,281	$6,270
Net Realized Loss on Investments and Foreign Currency Transactions	(16,258)	(70,567)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	18,061	(23,093)
Net Increase (Decrease) in Net Assets Resulting From Operations	8,084	(87,390)

Distributions to Shareholders From:
Total Distributions Paid
Class A	— **	—
Class I	(8,524)	—
	(8,524)	—
Total Distributions to Shareholders	(8,524)	—

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued	—	10
Total Class A Shares	—	10
Class I
Proceeds from Shares Issued	172,725	399,990
Distributions Reinvested	8,524	—
Total Class I Shares	181,249	399,990
Total Beneficial Interest Transactions	181,249	400,000

Increase in Net Assets	180,809	312,610

Net Assets:
Beginning of Year/Period	312,610	—
End of Year/Period	$493,419	$312,610

Share Activity:
Class A
Shares Issued	—	1
Total Activity Class A Shares	—	1
Class I
Shares Issued	21,617	39,999
Distributions Reinvested	1,138	—
Total Activity Class I Shares	22,755	39,999

*	Fund commenced operations on December 28, 2021.

**	Less than $1.

The accompanying notes are an integral part of these financial statements.

Copeland Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	November 30, 2023	November 30, 2022	November 30, 2021	November 30, 2020	November 30, 2019
Net Asset Value, Beginning of Year	$12.49	$14.59	$11.99	$14.25	$15.18

Increase (Decrease) From Operations:
Net investment income (a)	0.06	0.09	0.04	0.01	0.10
Net gain (loss) from securities (both realized and unrealized)	0.50	(0.53)	2.56	(0.48)	0.05
Other capital changes	—	—	—	0.73 (d)	—
Total from operations	0.56	(0.44)	2.60	0.26	0.15

Distributions to shareholders from:
Net investment income	(0.09)	(0.02)	—	(0.09)	(0.01)
Net realized gains	(0.69)	(1.64)	—	(2.43)	(1.07)
Total distributions	(0.78)	(1.66)	—	(2.52)	(1.08)

Redemption fees (b)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$12.27	$12.49	$14.59	$11.99	$14.25

Total Return (c)	4.95%	(3.91)%	21.68%	2.24%	1.32%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$13,667	$15,441	$18,212	$18,800	$36,870
Ratio of expenses to average net assets:
before reimbursement	1.95%	1.99%	1.93%	2.13%	1.74%
net of reimbursement	1.20%	1.20%	1.20%	1.44%	1.45%
Ratio of net investment income to average net assets	0.47%	0.72%	0.29%	0.10%	0.70%
Portfolio turnover rate	35%	40%	34%	170%	244%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower. Sales loads are not reflected in total return.

(d)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share.

The accompanying notes are an integral part of these financial statements.

Copeland Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each year presented.

	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	November 30, 2023	November 30, 2022	November 30, 2021	November 30, 2020	November 30, 2019
Net Asset Value, Beginning of Year	$11.71	$13.85	$11.47	$13.73	$14.76

Increase (Decrease) From Operations:
Net investment loss (a)	(0.03)	(0.01)	(0.06)	(0.07)	(0.01)
Net gain (loss) from securities (both realized and unrealized)	0.47	(0.49)	2.44	(0.30)	0.05
Other capital changes	—	—	—	0.54 (d)	—
Total from operations	0.44	(0.50)	2.38	0.17	0.04

Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized gains	(0.69)	(1.64)	—	(2.43)	(1.07)
Total distributions	(0.69)	(1.64)	—	(2.43)	(1.07)

Redemption fees (b)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$11.46	$11.71	$13.85	$11.47	$13.73

Total Return (c)	4.15%	(4.63)%	20.75%	1.51%	0.54%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$8,994	$10,586	$13,530	$15,401	$25,271
Ratio of expenses to average net assets:
before reimbursement	2.69%	2.74%	2.69%	2.88%	2.49%
net of reimbursement	1.95%	1.95%	1.95%	2.19%	2.20%
Ratio of net investment loss to average net assets	(0.27)%	(0.04)%	(0.46)%	(0.67)%	(0.05)%
Portfolio turnover rate	35%	40%	34%	170%	244%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(d)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share.

The accompanying notes are an integral part of these financial statements.

Copeland Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each year presented.

	Class I
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	November 30, 2023	November 30, 2022	November 30, 2021	November 30, 2020	November 30, 2019
Net Asset Value, Beginning of Year	$12.34	$14.45	$11.85	$14.12	$15.08

Increase (Decrease) From Operations:
Net investment income (a)	0.07	0.10	0.06	0.03	0.11
Net gain (loss) from securities (both realized and unrealized)	0.50	(0.52)	2.54	(0.38)	0.06
Other capital changes	—	—	—	0.63 (d)	—
Total from operations	0.57	(0.42)	2.60	0.28	0.17

Distributions to shareholders from:
Net investment income	(0.12)	(0.05)	—	(0.12)	(0.06)
Net realized gains	(0.69)	(1.64)	—	(2.43)	(1.07)
Total distributions	(0.81)	(1.69)	—	(2.55)	(1.13)

Redemption fees (b)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$12.10	$12.34	$14.45	$11.85	$14.12

Total Return (c)	5.13%	(3.82)%	21.94%	2.40%	1.43%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$18,390	$25,461	$33,459	$36,164	$66,649
Ratio of expenses to average net assets:
before reimbursement	1.75%	1.76%	1.75%	1.98%	1.58%
net of reimbursement	1.05%	1.05%	1.05%	1.29%	1.30%
Ratio of net investment income to average net assets	0.62%	0.85%	0.44%	0.23%	0.85%
Portfolio turnover rate	35%	40%	34%	170%	244%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(d)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share.

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout the year/period presented.

	Class A
	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	November 30, 2023	November 30, 2022	November 30, 2021	November 30, 2020	November 30, 2019 *
Net Asset Value, Beginning of Year/Period	$14.15	$15.80	$13.14	$12.73	$11.10

Increase (Decrease) From Operations:
Net investment income (a)	0.12	0.13	0.06	0.10	0.10
Net gain (loss) from securities (both realized and unrealized)	0.19	(0.77)	2.63	0.50	1.53
Total from operations	0.31	(0.64)	2.69	0.60	1.63

Distributions to shareholders from:
Net investment income	(0.17)	(0.04)	(0.03)	(0.05)	—
Net realized gains	(0.34)	(0.97)	—	(0.14)	—
Total distributions	(0.51)	(1.01)	(0.03)	(0.19)	—

Redemption fees (b)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year/Period	$13.95	$14.15	$15.80	$13.14	$12.73

Total Return (c)	2.46%	(4.50)%	20.55%	4.73%	14.68	% (e)

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$1,680	$1,674	$206	$108	$34
Ratio of expenses to average net assets:
before reimbursement	1.81%	2.03%	2.10%	2.72%	3.04	% (d)
net of reimbursement	1.20%	1.20%	1.20%	1.20%	1.20	% (d)
Ratio of net investment income to average net assets	0.85%	0.96%	0.42%	0.87%	0.82	% (d)
Portfolio turnover rate	28%	40%	35%	49%	22	% (e)

*	Class A commenced operations on February 11, 2019.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period/year.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower. Sales loads are not reflected in total return.

(d)	Annualized.

(e)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each year presented.

	Class I
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	November 30, 2023	November 30, 2022	November 30, 2021	November 30, 2020	November 30, 2019
Net Asset Value, Beginning of Year	$14.23	$15.88	$13.19	$12.76	$11.54
Increase (Decrease) From Operations:
Net investment income (a)	0.15	0.19	0.10	0.13	0.13
Net gain (loss) from securities (both realized and unrealized)	0.20	(0.80)	2.65	0.50	1.53
Total from operations	0.35	(0.61)	2.75	0.63	1.66

Distributions to shareholders from:
Net investment income	(0.18)	(0.07)	(0.06)	(0.06)	(0.08)
Net realized gains	(0.34)	(0.97)	—	(0.14)	(0.36)
Total distributions	(0.52)	(1.04)	(0.06)	(0.20)	(0.44)

Redemption fees (b)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$14.06	$14.23	$15.88	$13.19	$12.76

Total Return (c)	2.75%	(4.31)%	20.89%	4.98%	15.12%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$66,638	$47,602	$35,601	$22,056	$11,903
Ratio of expenses to average net assets:
before reimbursement	1.62%	1.73%	1.87%	2.47%	3.18%
net of reimbursement	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	1.11%	1.34%	0.67%	1.06%	1.09%
Portfolio turnover rate	28%	40%	35%	49%	22%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period/year.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

The accompanying notes are an integral part of these financial statements.

Copeland International Small Cap Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year	Period
	Ended	Ended
	November 30, 2023	November 30, 2022 *
Net Asset Value, Beginning of Year/Period	$7.82	$10.00

Increase From Operations:
Net investment income (a)	0.02	0.10
Net gain (loss) from securities (both realized and unrealized)	0.23	(2.28)
Total from operations	0.25	(2.18)

Distributions to shareholders from:
Net investment income	(0.21)	—
Total distributions	(0.21)	—

Net Asset Value, End of Year/Period	$7.86	$7.82

Total Return (b)	3.37%	(21.80	)% (c)

Ratios/Supplemental Data
Net assets, end of year/period, actual (not truncated)	$8	$8
Ratio of expenses to average net assets:
before reimbursement	17.25%	34.90	% (d)
net of reimbursement	1.23%	1.19	% (d)
Ratio of net investment income to average net assets	0.25%	1.32	% (d)
Portfolio turnover rate	50%	82	% (c)

*	Class A commenced operations on December 28, 2021.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower. Sales loads are not reflected in total return.

(c)	Not annualized.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Copeland International Small Cap Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each period presented.

	Class I
	Year	Period
	Ended	Ended
	November 30, 2023	November 30, 2022 *
Net Asset Value, Beginning of Year/Period	$7.82	$10.00
Increase From Operations:
Net investment income (a)	0.11	0.16
Net gain (loss) from securities (both realized and unrealized)	0.14	(2.34)
Total from operations	0.25	(2.18)

Distributions to shareholders from:
Net investment income	(0.21)	—
Total distributions	(0.21)	—

Net Asset Value, End of Year/Period	$7.86	$7.82

Total Return (b)	3.37%	(21.80	)% (c)

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$493	$313
Ratio of expenses to average net assets:
before reimbursement	21.80%	28.11	% (d)
net of reimbursement	0.98%	0.98	% (d)
Ratio of net investment income to average net assets	1.44%	2.07	% (d)
Portfolio turnover rate	50%	82	% (c)

*	Class I commenced operations on December 28, 2021.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(c)	Not annualized.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS
November 30, 2023

1.	ORGANIZATION

Copeland Dividend Growth Fund (the “Dividend Growth Fund”), formerly, the Copeland Risk Managed Dividend Growth Fund, Copeland SMID Cap Dividend Growth Fund (the “SMID Fund”), and Copeland International Small Cap Fund (the “International Fund”) are diversified series of Copeland Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was organized as a statutory trust on September 10, 2010, under the laws of the State of Delaware.

The Dividend Growth Fund currently offers Class A, Class C and Class I shares. The SMID Fund and International Fund currently offer Class A and Class I shares. The Dividend Growth Fund’s Class A shares commenced operations on December 28, 2010, Class C shares commenced operations on January 5, 2012 and Class I shares commenced operations on March 1, 2013. The SMID Fund’s Class I shares commenced operations on February 27, 2017 and Class A shares commenced operations on February 11, 2019. The International Fund’s Class A and Class I shares commenced operations on December 28, 2021. Class A shares of each Fund are offered at net asset value plus a maximum sales charge of 5.75%. Purchases of $1,000,000 or more may be subject to a maximum contingent deferred sales charge of 1.00% on shares redeemed within 18 months. Class C and Class I shares are offered at net asset value. Each class represents an interest in the same assets of the applicable Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

SECURITY VALUATION

Effective September 8, 2022, and pursuant to the requirements of the 1940 Act and Rule 2a-5 thereunder (the “Rule”), the Board of Trustees (the “Board”) has designated the Trust’s investment adviser, Copeland Capital Management, LLC (“Copeland”) as the Valuation Designee for the Funds pursuant to the Rule. The Valuation Designee has the responsibility for the fair value determination with respect to all Fund investments that do not have readily available market quotations or quotations that are no longer reliable. Copeland has appointed a Pricing Committee (the “Committee”) and has established a Valuation and Pricing Policy to implement the Rule and the Funds’ Valuation and Pricing Policy (together the “Policy”). Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust’s Fair Value Procedures established by the Funds’ Board of Trustees and were implemented through a Fair Value Committee designated by the Board. The valuation of investments with readily available market quotations has been delegated by the Board to the Funds’ administrator.

When valuing portfolio securities, a Fund values securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded or, if there is no such reported sale, at the most recent quoted bid price. A Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, a Fund will value the securities using a bid price from at least one independent broker.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2023

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. Copeland reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. Copeland will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify Copeland, as Valuation Designee, if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Valuation Designee must monitor for circumstances that may necessitate that a security be valued using Fair Value Procedures which can include: (i) the security’s trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, (iv) the security has not been traded for an extended period of time, (v) the security’s primary pricing source is not able or willing to provide a price, (vi) trading of the security is subject to local government-imposed restrictions; or (vii) a significant event (as defined below) has occurred. When a security is valued in accordance with the Fair Value Procedures, the Valuation Designee will determine the value after taking into consideration relevant information reasonably available to the Valuation Designee. Examples of factors the Valuation Designee may consider include: (i) the type of security or asset, (ii) the last trade price, (iii) evaluation of the forces that influence the market in which the security is purchased and sold, (iv) the liquidity of the security, (v) the size of the holding in a Fund or (vi) any other appropriate information.

The Valuation Designee is responsible for selecting and applying, in a consistent manner, the appropriate methodologies for determining and calculating the fair value of holdings of the Funds, including specifying the key inputs and assumptions specific to each asset class or holding.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

The International Small Cap Fund uses an independent third-party valuation vendor. The vendor provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a “Significant Event”), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that a Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If Copeland becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates NAV, it may request that a Committee meeting be called. In addition, with respect to certain securities, the Funds’ administrator performs price comparisons and price movement review (among other processes), to monitor the pricing data supplied by various sources. Any identified discrepancies are researched and subject to the procedures described above.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2023

The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2023 for the Funds’ assets measured at fair value:

Copeland Dividend Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$40,679,042	$—	$—	$40,679,042
Short-Term Investment	321,845	—	—	321,845
Total	$41,000,887	$—	$—	$41,000,887

Copeland SMID Cap Dividend Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$66,988,242	$—	$—	$66,988,242
Short-Term Investment	1,075,314	—	—	1,075,314
Total	$68,063,556	$—	$—	$68,063,556

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2023

Copeland International Small Cap Fund
Assets	Level 1	Level 2	Level 3	Total
Common Stocks*
Advertising & Marketing	$—	$9,225	$—	$9,225
Aerospace & Defense	—	8,503	—	8,503
Apparel & Textile Products	—	24,350	—	24,350
Banking	—	15,633	—	15,633
Biotech & Pharma	—	23,749	—	23,749
Chemicals	—	29,751	—	29,751
Commercial Support Services	—	8,686	—	8,686
Construction Materials	—	4,313	—	4,313
Consumer Services	—	4,074	—	4,074
Containers & Packaging	—	14,624	—	14,624
Electric Utilities	—	9,470	—	9,470
Electrical Equipment	—	14,710	—	14,710
Engineering & Construction	—	6,757	—	6,757
Forestry, Paper & Wood Product	10,075	—	—	10,075
Gas & Water Utilities	6,060	6,137	—	12,197
Home Construction	—	8,373	—	8,373
Household Products	6,133	—	—	6,133
Industrial Intermediate Products	—	8,418	—	8,418
Industrial Support Services	7,344	6,642	—	13,986
Institutional Financial Services	7,450	12,856	—	20,306
Insurance	—	6,959	—	6,959
Internet Media & Services	—	8,291	—	8,291
Leisure Facilities & Services	—	10,185	—	10,185
Machinery	—	15,933	—	15,933
Medical Equipment & Devices	5,542	9,311	—	14,853
Oil & Gas Producers	22,294	—	—	22,294
Real Estate Owners & Developer	—	8,872	—	8,872
Real Estate Investment Trust	18,017	23,927	—	41,944
Retail - Consumer Staples	—	6,122	—	6,122
Retail - Discretionary	—	10,772	—	10,772
Semiconductors	6,259	20,833	—	27,092
Software	—	6,942	—	6,942
Specialty Finance	6,362	6,569	—	12,931
Technology Hardware	—	14,197	—	14,197
Technology Services	—	21,519	—	21,519
Wholesale - Consumer Staple	—	6,570	—	6,570
Short-Term Investment	16,233	—	—	16,233
Total	$111,769	$393,273	$—	$505,042

The Funds did not hold any Level 3 securities during the period.

*	Please refer to the Portfolio of Investments for Industry/Country Classification.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2023

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

FEDERAL INCOME TAXES

The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions related to the open tax years or expected to be taken in the Funds’ November 30, 2023 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Funds may make investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

DIVIDEND-PAYING STOCK RISK

The Funds’ emphasis on dividend-paying stocks could cause a Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. If the amount a company pays out as a dividend exceeds its earnings and profits, the excess will be treated as a return of capital and the Fund’s tax basis in the stock will be reduced. A reduction in the Fund’s tax basis in such stock will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the stock.

MARKET RISK

Overall securities market risks may affect the value of individual securities in which the Fund invests. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.

REIT RISK

An equity REIT’s performance depends on the types and locations of the rental properties it owns and on how well it manages those properties. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, changes in interest rates and property taxes.

SMALL AND MEDIUM CAPITALIZATION RISK

The value of a small or medium capitalization company securities may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

FOREIGN INVESTING RISK

The International Fund invests significantly in foreign securities. Investments in foreign countries are subject to country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities. Foreign investments may experience greater volatility than U.S. investments. Currency hedging transactions may not perfectly offset the Fund’s foreign currency exposure and entail additional trading commissions and fees.

FOREIGN CURRENCY

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, if any, are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2023

transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

FORWARD CURRENCY CONTRACTS

If foreign securities are purchased, the Funds generally enter into forward currency exchange contracts in order to eliminate ongoing foreign currency exchange rate risks. If foreign securities are sold, the foreign currency proceeds are typically repatriated into US dollars. Any realized gains and losses between trade date and settlement date from contract transactions are included as a component of net realized gains (losses) from foreign currency transactions in the Statements of Operations. The Funds did not hold any forward currency contracts as of November 30, 2023.

CONCENTRATION OF RISK

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions from investment income, if any, are declared and paid annually and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

EXPENSES

Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

INDEMNIFICATION

The Trust indemnifies their officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

ADVISORY FEE

Subject to the authority of the Board, the adviser is responsible for management of the Funds’ investment portfolios. Pursuant to the Management Agreement (the “Management Agreement”), investment advisory services are provided to the Funds by Copeland Capital Management, LLC (the “Adviser”). Under the terms of the Management Agreement, the Adviser receives monthly fees calculated at an annual rate of 0.75% for each of the Dividend Growth Fund and SMID Fund and 0.78% for the International Fund, based on the average daily net assets of the respective Fund. For the year ended November 30, 2023, the Adviser earned advisory fees of $344,766, $431,610, and $3,404 for the Dividend Growth Fund, SMID Fund, and International Fund, respectively, before the effect of the Expense Limitation Agreement.

The Adviser, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce its fees and/or absorb expenses of each Fund, at least until March 31, 2024 to ensure that Net Annual Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2023

and dividend expense on securities sold short, taxes and extraordinary expenses such as litigation) will not exceed 1.20%, 1.95% and 1.05% of the Dividend Growth Fund’s average daily net assets for Class A, Class C and Class I shares, respectively, 1.20% and 0.95% of the SMID Fund’s average daily net assets for Class A and Class I, respectively, and 1.23% and 0.98% of the International Fund’s average daily net assets for Class A and Class I, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been deferred or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment. For the year ended November 30, 2023, the Adviser waived fees/reimbursed expenses of $332,494, $386,832, and $90,986 for the Dividend Growth Fund, SMID Fund, and International Fund, respectively.

The expenses subject to recapture for the Dividend Growth Fund, SMID Fund and International Small Cap Fund will expire on November 30 of the years indicated below:

Copeland Dividend Growth Fund

2024	2025	2026	Total
$487,174	$417,980	$332,494	$1,237,648

Copeland SMID Cap Dividend Growth Fund

2024	2025	2026	Total
$288,151	$325,820	$386,832	$1,000,803

Copeland International Small Cap Fund

2024	2025	2026	Total
$0	$81,999	$90,986	$172,985

DISTRIBUTOR

The Board has adopted Distribution Plans and Agreements for each Fund (collectively the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by each Fund at an annual rate of 0.25% and 1.00% (of which up to 0.75% is a distribution fee and up to 0.25% is a service fee) of the average daily net assets attributable to Class A shares and Class C shares, respectively and is paid to Northern Lights Distributors, LLC (the “Distributor” or “NLD”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended November 30, 2023, the 12b-1 fees accrued amounted to $35,880 and $97,002 for the Dividend Growth Fund for Class A and Class C shares, respectively. The 12b-1 fees accrued for the SMID Cap Dividend Growth Fund Class A shares were $4,356. The International Fund did not accrue any 12b-1 fees for the period.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year ended November 30, 2023, the Distributor received $230 in underwriting commissions for sales of Class A shares of the Dividend Growth Fund, of which $30 was retained by the principal underwriter or other affiliated broker-dealers and $5,076 in underwriting commissions for sales of Class A shares of the SMID Cap Dividend Growth Fund of which $652 was retained by the principal underwriter or other affiliated broker-dealers. No underwriting commissions were generated by Class A Shares of the International Fund during the year ended November 30, 2023.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

ULTIMUS FUND SOLUTIONS, LLC (“UFS”)

UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Trust pays UFS fees for providing administration, fund accounting, and transfer agency services to the Funds. These fees are disclosed in the Statement of Operations. An officer of the Trust is also an officer of UFS and is not paid any fees directly by the Funds for servicing in such capacity.

BLU GIANT, LLC (“Blu Giant”)

Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2023

SHAREHOLDER SERVICES

The Board has adopted non-Rule 12b-1 shareholder service plans (collectively, the “Shareholder Service Plan”) for the Class I shares of each Fund. The Shareholder Service Plan permits the Funds to pay brokers, financial intermediaries and others an annual fee of 0.10% of each Fund’s average daily net assets attributable to the Class I shares for shareholder support and/or administrative services, not otherwise provided by the Trust’s transfer agent. The fees incurred by the Funds for these services are included as Shareholder Service Fees – Class I in the Statement of Operations. For the year ended November 30, 2023, the Dividend Growth Fund accrued $14,572 and the SMID Cap Dividend Growth Fund accrued $43,784 in fees associated with the Shareholder Service Plan. The International Fund did not accrue any Shareholder Service Fees for its Class I shares during the period. The Funds’ Class A and Class C shares may also pay broker-dealers or other financial intermediaries for shareholder support services and/or administrative services based on the aggregate net asset value of the Class A and Class C shares, as applicable, owned of record or beneficially by the broker-dealers’ or financial intermediaries’ customers. The fees incurred by the Funds for these services are included as Non-Rule 12b-1 Shareholder Services Fees - Class A and Class C in the Statement of Operations.

CHIEF COMPLIANCE OFFICER

The Adviser is providing a Chief Compliance Officer to the Trust as well as related compliance services. The Trust reimburses the Adviser for an allocable portion of the Chief Compliance Officer’s salary.

TRUSTEES

Effective February 1, 2021, as compensation for services rendered to the Trust, each Trustee of the Trust who is not affiliated with the Trust or the Adviser receives: (1) an annual base retainer of $22,000; (2) $12,000 for attendance at four regularly scheduled Board meetings per year; (3) $1,500 for attendance at each regularly scheduled Audit Committee meeting; (4) $750 and $2,500 for each additional special telephonic or special in person meeting, respectively; and (5) the independent Chairman of the Board receives an additional $9,000 per year for carrying out his additional responsibilities. The foregoing compensation is paid in quarterly payments.

The “interested persons” (as defined in the 1940 Act) who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust except for the CCO, a portion of whose salary is paid by the Trust for compliance services.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the year ended November 30, 2023 were as follows:

Fund	Purchases	Sale Proceeds
Dividend Growth Fund	$16,053,430	$28,315,642
SMID Cap Dividend Growth Fund	34,598,571	16,077,123
International Small Cap Fund	366,126	218,648

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Funds for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at November 30, 2023, were as follows:

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation/
Fund	Tax Cost	Appreciation	Depreciation	(Depreciation)
Dividend Growth Fund	$33,172,003	$9,003,637	$(1,174,753)	$7,828,884
SMID Cap Dividend Growth Fund	64,837,471	6,382,149	(3,156,064)	3,226,085
International Small Cap Fund	512,157	36,842	(43,957)	(7,115)

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2023

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the periods ended November 30, 2023 and November 30, 2022 was as follows:

For the year ended November 30, 2023

	Ordinary	Long-Term	Return	Tax-Exempt
Portfolio	Income	Capital Gains	of Capital	Income	Total
Dividend Growth Fund	$352,061	$2,873,896	$—	$—	$3,225,957
SMID Cap Dividend Growth Fund	636,945	1,176,811	—	—	1,813,756
International Small Cap Fund	8,524	—	—	—	8,524

For the year ended November 30, 2022

	Ordinary	Long-Term	Return	Tax-Exempt
Portfolio	Income	Capital Gains	of Capital	Income	Total
Dividend Growth Fund	$1,729,801	$5,809,629	$—	$—	$7,539,430
SMID Cap Dividend Growth Fund	621,556	1,751,884	—	—	2,373,440
International Small Cap Fund	—	—	—	—	—

As of November 30, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Tax-Exempt Income	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Dividend Growth Fund	$—	$99,065	$1,486,578	$—	$—	$—	$7,828,884	$9,414,527
SMID Cap Dividend Growth Fund	—	488,540	—	—	(1,461,870)	—	3,226,085	2,252,755
International Small Cap Fund	—	9,533	—	—	(90,250)	—	(7,105)	(87,822)

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gains, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on passive foreign investment companies and C-Corporation return of capital distributions. The unrealized appreciation in the table above includes unrealized foreign currency gains of $10 for the International Small Cap Fund.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds did not have any Post-October loss deferrals:

At November 30, 2023, the Funds have capital loss carry forwards for federal income tax purposes as follows:

Portfolio	Short-Term	Long-Term	Total	CLCF Utilized
Dividend Growth Fund	$—	$—	$—	$—
SMID Cap Dividend Growth Fund	1,461,870	—	1,461,870	—
International Small Cap Fund	77,616	12,634	90,250	—

7. FOREIGN TAX CREDIT (UNAUDITED)

The International Small Cap Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share as of fiscal period ended November 30, 2023, were as follows:

For the fiscal period ended

11/30/2023	Foreign Taxes Paid	Foreign Source Income
International Small Cap Fund	$0.02	$0.18

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2023

8.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days or if shares are redeemed for failure to maintain the Funds’ minimum account balance requirement. The redemption fee is paid directly to the Funds. For the year ended November 30, 2023, the Dividend Growth Fund assessed $0, $0, and $166 in redemption fees for Class A, Class C and Class I shares, respectively. The SMID Fund assessed $61 and $2,009 in redemption fees for Class A and Class I shares, respectively. The International Fund did not assess redemption fees for Class A or Class I shares.

9.	RECENT REGULATORY UPDATES

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will not appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

taitweller.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
And Shareholders of Copeland Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Copeland Dividend Growth Fund, Copeland SMID Cap Dividend Growth Fund and Copeland International Small Cap Fund (the “Funds”), each a series of shares of Copeland Trust (the “Trust”), including the portfolios of investments, as of November 30, 2023, the related statements of operations, the statements of changes in net assets, and financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2023, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds
constituting	Statement of	Statements of
Copeland Trust	operations	changes in net assets	Financial highlights
Copeland Dividend Growth Fund and Copeland SMID Cap Dividend Growth Fund	For the year ended November 30, 2023	For each of the two years in the period ended November 30, 2023	For each of the five years in the period ended November 30, 2023

Copeland International Small Cap Fund	For the year ended November 30, 2023	For the year ended November 30, 2023, and for the period December 28, 2021 (commencement of operations) through November 30, 2022	For the year ended November 30, 2023, and for the period December 28, 2021 (commencement of operations) through November 30, 2022

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the Funds in the Trust since 2011.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

January 29, 2024

Copeland Trust
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2023

Liquidity Risk Management Program Annual Report

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Board of Trustees has appointed Copeland to be the program administrator of the Program (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on November 14, 2023, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The Program Administrator determined, and reported to the Board, that the Program remains appropriately designed and implemented and is effectively operating to assess and manage each Fund’s liquidity risk and that the Program adequately and effectively managed each Fund’s liquidity risk during the period from October 1, 2022 to September 30, 2023. The Program Administrator also reported that with respect to the Trust there were no reportable liquidity events during the period and none of the Funds were required to set a Highly Liquid Investment Minimum.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

Copeland Trust
DISCLOSURE OF FUND EXPENSES (Unaudited)
November 30, 2023

As a shareholder of the Copeland Dividend Growth Fund and the Copeland SMID Cap Dividend Growth Fund, you incur two types of costs (1) transaction costs, including sales charges (loads) on purchase payments and sales (for Class A shares only) and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1 fees for Class A and C shares only) fees, shareholder servicing fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs. This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account Value	Account Value	Annualized	During the Period
	6/1/2023	11/30/2023	Expense Ratio	6/1/2023 - 11/30/2023
Actual (a)
Copeland Dividend Growth Fund
Class A	$1,000.00	$1,073.50	1.20%	$6.24
Class C	$1,000.00	$1,069.00	1.95%	$10.11
Class I	$1,000.00	$1,074.60	1.05%	$5.46
Copeland SMID Cap Dividend Growth Fund
Class A	$1,000.00	$1,039.50	1.20%	$6.13
Class I	$1,000.00	$1,041.50	0.95%	$4.86
Copeland International Small Cap Fund
Class A	$1,000.00	$1,000.00	1.23%	$6.18
Class I	$1,000.00	$1,000.00	0.98%	$4.91
Hypothetical (a)
(5% return before expenses)
Copeland Dividend Growth Fund
Class A	$1,000.00	$1,019.05	1.20%	$6.07
Class C	$1,000.00	$1,015.29	1.95%	$9.85
Class I	$1,000.00	$1,019.80	1.05%	$5.32
Copeland SMID Cap Dividend Growth Fund
Class A	$1,000.00	$1,019.05	1.20%	$6.03
Class I	$1,000.00	$1,020.31	0.95%	$4.81
Copeland International Small Cap Fund
Class A	$1,000.00	$1,018.89	1.23%	$6.24
Class I	$1,000.00	$1,020.16	0.98%	$4.96

(a)	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six month period ended November 30, 2023 (183) divided by the number of days in the fiscal year (365).

Independent Trustees

Name, Address and Age	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Thomas A. Leonard Year of Birth: 1949	Chairman/Indefinite (since 2010)	Retired (since 2008); Partner and Financial Services Industry Leader, PricewaterhouseCoopers LLP (accounting firm) (1970–2008).	3	Trustee, Lincoln Variable Insurance Products Trust (102 Portfolios) (2013 to Present)
Bruce M. Aronow Year of Birth: 1965	Trustee/Indefinite (since 2010)	Chairman, eLocalUSA LLC (online directory business) (since 2008); Managing Partner, Managers Investment Group LLC (2005–2008).	3	Trustee, PFM Multi-Manager Series Trust (3 Portfolios) (since 2017)
Stephen M. Wynne Year of Birth: 1955	Trustee/Indefinite (since 2010)	CEO, BNY Mellon, U.S. Funds Services (2010); CEO (2008–2010) and President (2005–2008), PNC Global Investment Servicing.	3	Trustee, Third Avenue Trust (4 Portfolios) and Third Avenue Variable Series Trust (1 Portfolio) (2019-Present); Trustee, Context Capital Funds (2 portfolios) (2014-2018); Trustee, FundVantage Trust (33 Portfolios) (2009-Present); Trustee, Polen Credit Opportunities Fund (1)

Interested Trustee and Officers

Name, Address and Age	Position/Term of Office	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Edward C. Rorer** Year of Birth: 1943	Interested Trustee/Indefinite (since 2010)	Chairman, Copeland Capital Management, LLC (since 2009).; Chairman, Chief Executive Officer and Chief Investment Officer, Rorer Asset Management, LLC (1999–2009).	3	None.
Eric C. Brown Year of Birth: 1969	President /Indefinite (since 2010); Principal Executive Officer (2010–2015)	Chief Executive Officer and Portfolio Manager, Copeland Capital Management, LLC (since 2005).	N/A	N/A
Mark W. Giovanniello Year of Birth: 1974	Vice President, Principal Executive Officer / Indefinite (since 2015); Treasurer, Principal Financial Officer (2010–2015)	Chief Investment Officer, Partner and Portfolio Manager, Copeland Capital Management, LLC (since 2009); Portfolio Manager, Rorer Asset Management, LLC (2006–2009).	N/A	N/A
Steven J. Adams Year of Birth: 1963	Vice-President, Treasurer, Principal Financial Officer / Indefinite (since 2015)	Chief Operating and Financial Officer, Partner, Copeland Capital Management, LLC (since 2015); Chief Financial Officer, AMG Funds (2008–2015).	N/A	N/A
Sofia A Rosala Year of Birth: 1974	Vice President, Chief Compliance Officer, Secretary / Indefinite (since 2016)	General Counsel, Partner and Chief Compliance Officer, Copeland Capital Management, LLC (since 2016); U.S. Counsel and Deputy Funds Chief Compliance Officer, Aberdeen Asset Management Inc. (2012-2016).	N/A	N/A
James Colantino 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022 Year of Birth: 1969	Assistant Secretary / Indefinite (since 2010)	Senior Vice President – Fund Administration (since 2012) and Vice President (2004-2012), Ultimus Fund Solutions, LLC.	N/A	N/A

*	The term “Fund Complex” refers to the Copeland Trust.

**	Mr. Rorer is an “interested person” of the Funds as defined in the 1940 Act, because of his relationship with Copeland Capital Management, LLC. Mr. Rorer is also the father-in-law of Eric Brown, the Trust’s President.

PRIVACY notice

FACTS	WHAT DOES COPELAND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■       Social Security number                                           ■       Purchase History

■       Assets                                                                      ■       Account Balances

■       Retirement Assets                                                   ■       Account Transactions

■       Transaction History                                                ■       Wire Transfer Instructions

■       Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Copeland Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Copeland Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-9-COPELAND (1-888-926-7352)

Who we are:
Who is providing this notice?	Copeland Trust
What we do:
How does Copeland Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Copeland Trust collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

  Federal law gives you the right to limit only

■      Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■     Affiliates from using your information to market to you

■     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions:
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Copeland Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Copeland Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Copeland Trust does not jointly market.

Investment Adviser
Copeland Capital Management, LLC
161 Washington Street, Suite 1325
Conshohocken, PA 19428

Distributor
Northern Lights Distributors, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

Legal Counsel
Faegre Drinker Biddle & Reath, LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Transfer Agent
Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

Administrator
Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

Custodian
The Northern Trust Company
50 South LaSalle Street
Chicago, Il 60603

How to Obtain Proxy Voting Information

Information regarding how the Funds vote proxies relating to portfolio securities for the 12 month period ended June 30 as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-888-9-COPELAND or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-PORT is available without charge, upon request, by calling 1-888-9-COPELAND.

COPELAND-A23

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. For the fiscal year ended November 30, 2021, there were no amendments to a provision of its code of ethics, nor were there any waivers, including implicit waivers granted from a provision of the code of ethics. The Registrant will provide to any person without charge, upon request, a copy of such code of ethics, by calling the Registrant at 1-888-9-COPELAND.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board has determined that Thomas A. Leonard is an “audit committee financial expert,” and he is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

For the fiscal years ended November 30, 2022 and November 30, 2021, the aggregate audit, audit-related, tax and all other fees billed by Tait & Weller for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for that fiscal year, as appropriate, for the Registrant are shown below.

(a)	Audit Fees

           2023     $ 38,875

2022	$ 37,000

(b)	Audit-Related Fees

           2023     $ 0

            2022     $ 0

(c)	Tax Fees

            2023      $ 7,750

2022     $ 7,350

(d)	All Other Fees

          2023        $ 0

          2022        $ 0

The above “Tax Fees” were billed for professional services rendered for tax compliance and tax return preparation.

(e)	(1) Audit Committee’s Pre-Approval Policies

The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2) Percentages of Services Approved by the Audit Committee pursuant to paragraph (c) (7)(i)(C) of Rule 2-01 of Regulation S-X.

                                                                          Registrant       Advisor

Audit-Related Services:                0.00%             0.00%

Tax Services:                               0.00%            0.00%

All Other Services:                        0.00%            0.00%

(f)        During the audit of Registrant's financial statements for the most recent fiscal period, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2023 - $7,750

2022 - $7,350

(h)        Disclose whether the Registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Investments.

(a)	The complete schedule of investments is included in Item 1 of this Form N-CSR.

  (b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, Registrant’s principal executive officer and principal financial officer concluded that such disclosure controls and procedures are effective.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. (a) Not applicable to open-end investment companies.

(b) Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 is filed herewith.

(a)(3) Not applicable for open-end investment companies.

(a)(4) Not applicable.

(b)       Certification required by Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Copeland Trust

By: /s/ Mark W. Giovanniello_____________

Mark W. Giovanniello, Principal Executive Officer

Date 2/7/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Mark W. Giovanniello _____________

Mark W. Giovanniello, Principal Executive Officer

Date 2/7/2024

By: /s/ Steven J. Adams__________________

Steven J. Adams, Principal Financial Officer

Date 2/7/2024